UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  January 18, 2018

Commission File Number	Registrant; State of Incorporation; Address and Telephone Number	IRS Employer Identification No.

1-11459	PPL Corporation (Exact name of Registrant as specified in its charter) (Pennsylvania) Two North Ninth Street Allentown, PA 18101-1179 (610) 774-5151	23-2758192

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company [ ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

Section 5 - Corporate Governance and Management

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

Election of Director

On January 18, 2018, the Board of Directors ("Board") of PPL Corporation ("PPL" or the "Company") elected Phoebe A. Wood a director of the Company for a term expiring at the Company's Annual Meeting of Shareowners in May 2018.

Ms. Wood is Principal of CompaniesWood, a consulting firm specializing in early stage investments, a position she has held since 2008. She is the former Vice Chairman and Chief Financial Officer of Brown-Forman Corporation, a diversified consumer products manufacturer, a position she held from 2006 to 2008. Prior to this, she served as Executive Vice President and Chief Financial Officer from 2001 to 2006. Before joining Brown-Forman Corporation, Ms. Wood served as Vice President and Chief Financial Officer, and a director, of Propel Corporation, a telecom subsidiary of Motorola, Inc., from 2000 to 2001. Previously, Ms. Wood served in various financial management capacities during her almost 24-year tenure at Atlantic Richfield Company (now BP). Ms. Wood serves on the boards of Invesco Ltd., Leggett & Platt, Incorporated, and Pioneer Natural Resources Company. Ms. Wood will serve as a member of the Board's Compensation, Governance and Nominating Committee. The Board has determined that Ms. Wood satisfies the requirements for "independence" as set forth in the Company's Independence Guidelines and the applicable rules of the New York Stock Exchange.

As a non-employee director, Ms. Wood will receive the same compensation paid to other non-employee directors of PPL in accordance with the policies and procedures previously approved by the Board for non-employee directors. There were no arrangements or understandings pursuant to which Ms. Wood was elected, nor are there any relationships or related transactions between the Company and Ms. Wood to be disclosed under applicable rules of the Securities and Exchange Commission.

Section 7 - Regulation FD

Item 7.01 Regulation FD Disclosure

On January 18, 2018, the Company issued a press release announcing Ms. Wood's election. A copy of that press release is furnished as Exhibit 99.1 to this Report.

Section 9 - Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits

(d)	Exhibits

	99.1 -	January 18, 2018 press release announcing the election of Phoebe A. Wood as a director of PPL Corporation.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PPL CORPORATION

By:	/s/ Stephen K. Breininger
Stephen K. Breininger Vice President and Controller

Dated:  January 18, 2018